Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS
                         -------------------------------


                                                                   June 27, 2003

         We consent to the incorporation by reference in Registration Statement No. 33-0146 of Tompkins Trustco, Inc. on Form S-8 of our report dated May 2, 2003, appearing in the Annual Report on Form 11-K of Tompkins Trustco, Inc. Investment and Stock Ownership Plan for the year ended December 31, 2002.


                                                           Dannible & McKee, LLP
                                                              Syracuse, New York


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